EXHIBIT (10b.)







                       NORTHWEST NATURAL GAS COMPANY

               EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME PLAN

                            (1995 Restatement)


       This January 1, 1995, Republication continues and republishes the currently effective provisions of the Plan as it has
                        evolved from the following:

     January 1, 1981          Initial Plan
     October 18, 1984         Amendment (2.4(a))
     January 1, 1985          Republication
     March 26, 1987           Amendment (1.5, 5.2)
     April 1, 1987            Republication
     September 17, 1987       Amendment (1.5, 2.1)
     November 19, 1987        Amendment (1.5, 2.1, 2.2)
     November 17, 1988        Amendment (3.1, 3.2)
     January 1, 1989          Republication
     September 21, 1994       Amendments (1.2, 1.5, 2.7(c), 2.8
                               3.1(b), 3.1(c), 1994 Appendix)









                        Lane Powell Spears Lubersky
                     520 SW Yamhill Street, Suite 800
                        Portland, Oregon 97204-1383
                        Telephone:  (503) 226-6151
                        Facsimile:  (503) 224-0388

                       NORTHWEST NATURAL GAS COMPANY
               EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME PLAN
                            (1995 RESTATEMENT)

                             TABLE OF CONTENTS
                             -----------------


PURPOSE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE I.  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . .  1
     1.01 "Board of Directors" . . . . . . . . . . . . . . . . . . . . .  1
     1.02 "Committee". . . . . . . . . . . . . . . . . . . . . . . . . .  1
     1.03 "Company". . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     1.04 "Effective date" . . . . . . . . . . . . . . . . . . . . . . .  1
     1.05 "Final annual compensation". . . . . . . . . . . . . . . . . .  1
     1.06 "Lump sum" . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     1.07 "Normal retirement date" . . . . . . . . . . . . . . . . . . .  2
     1.08 "Participant". . . . . . . . . . . . . . . . . . . . . . . . .  2
     1.09 "Plan" . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     1.10 "Retirement Plan". . . . . . . . . . . . . . . . . . . . . . .  2
     1.11 "Service". . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     1.12 "Surviving beneficiary". . . . . . . . . . . . . . . . . . . .  2
     1.13 "Total and permanent disability" . . . . . . . . . . . . . . .  2

ARTICLE II.  RIGHT TO RECEIVE BENEFITS . . . . . . . . . . . . . . . . .  3
     2.01 Normal Retirement Supplemental Income. . . . . . . . . . . . .  3
     2.02 Early Retirement Supplemental Income . . . . . . . . . . . . .  4
     2.03 Disability Retirement Supplemental Income. . . . . . . . . . .  4
     2.04 Death Benefits . . . . . . . . . . . . . . . . . . . . . . . .  5
     2.05 Vested Benefits. . . . . . . . . . . . . . . . . . . . . . . .  6
     2.06 Post-Retirement Change in Retirement Plan
          Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
     2.07 Forfeiture or Suspension of Benefits . . . . . . . . . . . . .  6
     2.08 1995 Special Benefit Increase. . . . . . . . . . . . . . . . .  7

ARTICLE III.  PAYMENT OF BENEFITS. . . . . . . . . . . . . . . . . . . .  7
     3.01 Form . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     3.02 Source . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     3.03 Key Man Insurance. . . . . . . . . . . . . . . . . . . . . . .  8
     3.04 Physical Examination . . . . . . . . . . . . . . . . . . . . .  8

ARTICLE IV.  ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . . .  9
     4.01 Committee. . . . . . . . . . . . . . . . . . . . . . . . . . .  9

     4.02 Company. . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

ARTICLE V.  GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . .  9
     5.01 No Effect on Employment. . . . . . . . . . . . . . . . . . . .  9
     5.02 Legally Binding. . . . . . . . . . . . . . . . . . . . . . . .  9
     5.03 No Transfer of Benefits. . . . . . . . . . . . . . . . . . . . 10
     5.04 Disclosure to Participants . . . . . . . . . . . . . . . . . . 10
     5.05 Adoption . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

1994 APPENDIX. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

                       NORTHWEST NATURAL GAS COMPANY

               EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME PLAN

                            (1995 RESTATEMENT)


PURPOSE
-------

          This Executive Supplemental Retirement Income Plan is established effective January 1, 1981, and as later amended, to promote the best interests of the Company by enabling the Company
(a) to attract to its key management positions persons of outstanding ability, and (b) to retain in its employ those persons of outstanding competence who occupy key executive positions and who in the past contributed and who continue in the future to contribute materially to the success of the business by their ability, ingenuity and industry.


ARTICLE I.  DEFINITIONS
            -----------

          The following words and phrases as used herein shall, for the purpose of this Plan and any subsequent amendment thereof, have the following meanings, unless a different meaning is plainly required by the content:

          1.01 "Board of Directors" means the Board of Directors of the Company as constituted from time to time.

          1.02 "Committee" means the Organization and Executive
Compensation Committee of the Board of Directors.

          1.03 "Company" means Northwest Natural Gas Company and its subsidiaries.

          1.04 "Effective date" means January 1, 1981, subject to any later effective date of any specific section provided in any amendment hereto.

          1.05 "Final annual compensation" means:

               1.05-1    The annual salary of the Participant
last approved by the Committee and being paid by the Company at the date of retirement under this Plan;

               1.05-2    Plus (effective on or after January 1,
1987) the following credit reflecting the Participant's yearly compensation award (if any) based on performance which is paid to the Participant during the period prior to retirement specified below:

                    (a)  For retirements starting before March 1,
     1988, the credit shall be the performance award (if any) paid on the March 1, 1987, award payment date;

                                   - 1 -
                    (b)  For retirements starting from March 1,
     1988, to February 29, 1989, the credit shall be the annual average award determined by taking the sum of the awards (if any) paid on the March 1, 1987, and March 1, 1988, award payment dates divided by two (2);

                    (c)  For retirements starting on or after
     March 1, 1989, the credit shall be the annual average award determined by taking the sum of the awards (if any) paid on the three (3) consecutive March 1 award payment dates which immediately precede the second day of retirement (thereby including a March 1 award if retirement starts on that day) divided by three (3);

               1.05-3 Without reduction under 1.05-1 or 1.05-2 for any such amounts which are subject to a payment deferral election under the Company's Executive Deferred Compensation Plan (effective January 1, 1987) or Retirement K Savings Plan.
          1.06 "Lump sum" means a single payment representing all unpaid installments discounted to the present value at eight percent (8%) per annum.

          1.07 "Normal retirement date" means the first day of the month next following the Participant's 65th birthday.

          1.08 "Participant" means an employee specifically designated by the Committee to be covered under this Plan and who continues to fulfill all requirements for participation. The initial designation of Participants shall be all executive officers of the corporation elected by the Board of Directors (not including "assistant" officer positions).

          1.09 "Plan" means the Executive Supplemental Retirement
Income Plan herein set forth, as amended from time to time.

          1.10 "Retirement Plan" means the Company's Retirement
Plan for Non-Bargaining Unit Employees, as amended from time to time.

          1.11 "Service" means all accredited years of service with the Company credited under the Retirement Plan.

          1.12 "Surviving beneficiary" means the beneficiary or beneficiaries designated by the Participant on the form provided by the Company. Such beneficiary designation may be changed by the Participant at any time by written notice to the Committee.

          1.13 "Total and permanent disability" means that the Participant is eligible to receive disability benefits under the Retirement Plan.

ARTICLE II.  RIGHT TO RECEIVE BENEFITS
             -------------------------

          Each qualified Participant or his beneficiary shall have the right to receive, and the Company shall pay, supplemental benefits as provided in this Article II, in the form provided in Article III:

          2.01 NORMAL RETIREMENT SUPPLEMENTAL INCOME. Upon normal retirement at or after completing at least fifteen (15) years of service and at or after his normal retirement date, a retired Participant shall receive during his lifetime monthly supplemental retirement payments determined as follows:

               2.01-1    NORMAL RETIREMENT INCOME TARGET.  First,
the total of his annual retirement pay from the Retirement Plan plus his total annual pay from Social Security (as defined in 2.01-2(b)(2)) plus the annual supplemental retirement benefit (if any) payable under the Executive Deferred Compensation Plan plus the annual retirement pay from this Plan (all calculated as a single life annuity starting at his normal retirement date) shall be:

                    (a)  Seventy percent (70%) of his final
     annual compensation if he has completed at least twenty-five
     (25) years of service; or

                    (b)  Sixty-five percent (65%) of his final
     annual compensation if he has completed at least fifteen
     (15) but less than twenty-five (25) years of service.

               2.01-2    SUPPLEMENT UNDER THIS PLAN.  Second, the
monthly supplemental payment under this Plan shall be determined as follows:

                    (a)  The total monthly retirement pay, which
     is one-twelfth of the annual amount determined under 2.01-1 above;

                                   MINUS

                    (b)  The sum of (1) plus (2) plus (3):

                         (1)  One-twelfth of his normal
          retirement allowance under the Retirement Plan;

                                   PLUS

                         (2)  One-twelfth of his annual primary
          Social Security benefit determined in the same manner and based on the same earnings as are used to compute the actual Social Security benefit (including, if appropriate, all compensation deferred by the executive under any plan as though it had been "paid" to or "received" by the executive in the year when the deferral was made).

                                   PLUS

                         (3)  One-twelfth of his annual
          supplemental retirement benefit under the Executive
          Deferred Compensation Plan determined as a supplement to the normal annual retirement allowance under 2.01-2(b)(1).

               2.01-3    DEFERRED RETIREMENT.  Payment shall be
deferred to actual retirement if the Participant works for the Company after his normal retirement date. The supplemental benefit shall be based on his final annual compensation at date of actual retirement.

          2.02 EARLY RETIREMENT SUPPLEMENTAL INCOME. Upon retirement at or after age fifty-five (55) with at least fifteen
(15) years of service which qualifies for early retirement benefits under the Retirement Plan, a retired Participant shall receive reduced monthly supplemental retirement payments determined as follows:

               2.02-1    First, the total annual retirement pay
at normal retirement date shall be determined under 2.01-1 using the Participant's final annual compensation and service at the time employment by the Company ends.

               2.02-2    Second, the monthly supplemental payment
under this Plan starting at normal retirement date shall be determined under 2.01-2 using the Participant's early annual retirement allowance payable at his normal retirement date (under Retirement Plan 7.02-1) and projected annual primary Social Security benefit under the Retirement Plan.

               2.02-3    Third, if supplemental payments start
before the Participant's normal retirement date, to achieve the necessary reduction of the target benefit under 2.01-1 and 2.02-1, the monthly amount under 2.02-2 shall be reduced to the same percentage applicable to an early retirement benefit under the Retirement Plan starting on the same date. The reduction percentages are set forth in the attached Appendix.

          2.03 DISABILITY RETIREMENT SUPPLEMENTAL INCOME. Upon total and permanent disability after at least fifteen (15) years of service which qualifies for disability retirement benefits under the Retirement Plan, a retired disabled Participant shall receive monthly supplemental retirement payments determined as follows:

               2.03-1    First, the total annual retirement pay
at normal retirement date shall be determined under 2.01-1 using the Participant's final annual compensation and service at date of disability.

               2.03-2    Second, the monthly supplemental payment
under this Plan starting at normal retirement date shall be determined under 2.01-2 using the Participant's disability annual retirement allowance and projected primary Social Security benefit under the Retirement Plan, and that monthly supplemental amount shall be further reduced by subtracting the monthly value of any disability benefits payable after the Participant's 65th birthday under any other Company sponsored disability income plan or under any workers' compensation law.

               2.03-3    Third, if supplemental payments start
before the Participant's normal retirement date, the monthly amount under 2.03-2 shall be reduced to the same percentage applicable to a disability retirement benefit under the Retirement Plan starting on the same date (see attached Appendix), and that monthly supplemental amount shall be further reduced by subtracting the monthly value of any payments received by the Participant to his 65th birthday under any other Company sponsored disability income plan or under any workers' compensation law.

          2.04 DEATH BENEFITS. A death benefit shall be paid if an eligible Participant should die during employment or before the first one hundred twenty (120) monthly payments have been made under this Plan on account of such Participant, as follows:

               2.04-1    ENTITLEMENT.  To qualify:

                    (a)  For regular death benefit payments
     determined under 2.01, 2.02, 2.03 or 2.05, as applicable, the death of the Participant must occur after the Participant has, during active employment of at least fifteen (15) years by the Company, satisfied the age and service requirements to receive normal, early or disability retirement payments under the Retirement Plan (whether the Participant was working or retired at date of death) and prior to the 120th monthly payment.

                    (b) For special death benefit payments where 2.04-1(a) does not apply, the death of the Participant can occur at any age while actively employed by the Company on or after October 18, 1984. The amount of such special death benefit shall be one hundred twenty (120) monthly payments equal to 1/12th of twenty-five percent (25%) (or 2.08333%) of the Participant's final annual compensation, payable to the Participant's designated beneficiary.

                    (c)  Under no circumstances shall any
     supplemental payment be made after the later of the 120th monthly payment or the Participant's death.

               2.04-2    RECIPIENT.  The recipient of death
benefits shall be Participant's designated death beneficiary or estate, as determined under the following (a), (b) or (c):

                    (a)  On the death of the Participant before
     the 120th monthly payment, his surviving designated beneficiary(ies) shall receive the balance of the one hundred twenty (120) payments, in monthly or annual payments or in a single lump sum payment, as determined by the Committee in its discretion.

                    (b)  If no designated beneficiary survives
     the Participant, the unpaid balance of the one hundred twenty (120) payments shall be paid lump sum to the Participant's estate.

                    (c)  If the last surviving designated
     beneficiary should die before the last of the one hundred twenty (120) payments, the unpaid balance shall be paid lump sum to the estate of such last survivor.

               2.04-3    OTHER DEATH BENEFITS.  This supplemental
death benefit shall be in addition to any death benefit provided by any other Company sponsored plan or insurance program.

          2.05 VESTED BENEFITS. A Participant shall have a vested and nonforfeitable right to receive supplemental benefits under this Plan if his employment with the Company should terminate before retirement, disability or death, provided that, at such date of termination, he is age fifty-five (55) or older, has completed at least fifteen (15) years of service, and is eligible for early retirement under the Retirement Plan, subject to the following:

               2.05-1    The Committee shall have discretion to
start the supplemental payments at any time up to the later of the Participant's 65th birthday or the date the Participant starts to receive retirement benefits under the Retirement Plan.

               2.05-2    The amount of the supplemental payment
shall be determined under the form of benefit applicable to the Participant under 2.01, 2.02, 2.03 or 2.04.

               2.05-3    The Committee may, in its discretion,
waive the minimum service requirement for a specified Participant and make any appropriate adjustment of the benefit payment under this Plan.

          2.06 POST-RETIREMENT CHANGE IN RETIREMENT PLAN
BENEFITS.

               2.06-1    CHANGE IN BENEFIT FORMULA.  If, after
supplemental payments start under this Plan, the benefit payable to a retired Participant should be increased under the Retirement Plan by a change in the Retirement Plan benefit formula or its components, the supplemental payment under this Plan shall be reduced to reflect such increase, effective for and after the first month when such increase is paid. The supplemental benefit shall be recalculated under the benefit formula (2.01, 2.02, 2.03, 2.04 or 2.05) applicable to the retiree using such increased Retirement Plan benefit, with all other components of the formula to remain unchanged.

               2.06-2    COLA SUPPLEMENT.  However, supplemental
payments shall not be changed for any post-retirement addition which might be made to the Retirement Plan benefit (without change of the formula or components), such as a cost of living supplement for retirees.

          2.07 FORFEITURE OR SUSPENSION OF BENEFITS.
Notwithstanding any other provision of this Plan to the contrary, supplemental benefits shall be forfeited or suspended as follows:

               2.07-1    DISCHARGE FOR CAUSE.  No supplemental
benefits shall be paid if the Participant is discharged from the Company for cause involving illegal or fraudulent acts.

               2.07-2    SUICIDE.  No supplemental benefits shall
be paid if the Participant commits suicide, while sane or insane, within one (1) year from the date he is enrolled under the Plan.

               2.07-3    SUSPENDED PAYMENT.  Supplemental benefit
payments shall be suspended during any period of reemployment by the Company or other period when payments under the Retirement Plan are suspended. If a rehired retiree elects to stop receiving Retirement Plan payments during reemployment under Retirement Plan 6.11, upon later re-retirement the supplemental benefits under this Plan will be recalculated to take into account any applicable change under Plan 2.01-2.06.

               2.07-4    AGREEMENT NOT TO COMPETE.  Supplemental
benefits shall be withheld pending receipt by the Company of Participant's written agreement not to compete with the Company or its subsidiaries during the period of supplemental payments, and shall be suspended or forfeited, as the Committee shall decide, for any breach of such agreement not to compete.

          2.08 1995 SPECIAL BENEFIT INCREASE. For all retirees and beneficiaries entitled to receive benefits on January 1, 1995, based on a retirement date which occurred on or before January 1, 1985, the monthly amount payable on and after January 1, 1995, shall be determined as follows:

               2.08-1    The sum of the benefit amounts payable
on December 1, 1994, under this Plan and the Retirement Plan, multiplied by one hundred five percent (105%);

               2.08-2    Less the benefit amount payable under
the Retirement Plan on January 1, 1995, including the amount of the 1995 special benefit increase provided under the Retirement
Plan.


ARTICLE III.  PAYMENT OF BENEFITS
              -------------------

          3.01 FORM. Payments to a Participant shall be made monthly in one of the forms under 3.01-1, 3.01-2 or 3.01-3:

               3.01-1    LIFE ANNUITY WITH ONE HUNDRED TWENTY
(120) GUARANTEED PAYMENTS. If the Participant is not married at retirement, or, if married, either (1) the Participant and his spouse reject the surviving spouse joint and survivor annuity forms under the Retirement Plan or (2) the Participant, with notarized consent of his spouse, does not elect the benefit form under 3.01-2 or 3.01-3, the payments shall be made for the Participant's lifetime. If the Participant should die before receiving one hundred twenty (120) monthly payments, the balance of the one hundred twenty (120) payments shall be made monthly to the beneficiary designated by the Participant, unless the Committee decides to pay annual or lump sum amounts to the beneficiary.

               3.01-2    HALF (50%) JOINT AND SURVIVOR ANNUITY.
If the Participant is married at retirement, and is to receive either the half (50%) or full (100%) joint and survivor annuity form under the Retirement Plan, the Participant may, without spouse consent, elect to receive payment in the form of a half (50%) joint and survivor annuity. Such annuity shall be the actuarial equivalent (as determined by the Plan's actuary) of the benefit under 3.01-1 and shall pay a reduced amount to the Participant for his life and, if such spouse survives his death, fifty percent (50%) of such reduced amount to such spouse for the life of the spouse. The monthly Plan benefit shall be recalculated as a single life annuity following the death of Participant's spouse if the "pop-up" annuity is in effect under the Retirement Plan.

               3.01-3    FULL (100%) JOINT AND SURVIVOR ANNUITY.
If the Participant is married at retirement, and is to receive the full (100%) joint and survivor annuity form under the Retirement Plan, the Participant may, without spouse consent, elect to receive payment in the form of a full (100%) joint and survivor annuity. Such annuity shall be the actuarial equivalent (as determined by the Plan's actuary) of the benefit under 3.01-1 and shall pay a reduced amount to the Participant for his life and, if such spouse survives his death, the same amount to such spouse for the life of the spouse. The monthly Plan benefit shall be recalculated as a single life annuity following the death of Participant's spouse if the "pop-up" annuity is in effect under the Retirement Plan.

          3.02 SOURCE. The commitment of the Company to pay supplemental retirement benefits under this Plan is an unsecured promise of the Company to make the payments. There is no asset or trust fund set aside for payment of benefits hereunder, except to the extent held under the Company's Umbrella Trust, which is subject to the claims of the Company's creditors under conditions specified therein.

          3.03 KEY MAN INSURANCE. The Company shall purchase and own such key man life insurance as it chooses on the life of any Participant. No Participant, nor his beneficiaries, heirs, assigns, personal representative or estate, shall have any right to or interest in any such policy or the proceeds payable thereunder on his death. On death of the Participant, the proceeds shall be paid to the Company. It is contemplated that the Company will purchase such insurance in amounts sufficient to cover all essential costs of the Plan (including imputed interest on corporate funds advanced to meet such costs).

          3.04 PHYSICAL EXAMINATION. As a condition of becoming covered under this Plan, each Participant, as requested by the Company, shall take a physical examination by a physician approved by the insurance carrier. The cost of the examination shall not be borne by the Participant. The report of such examination shall be transmitted directly from the physician to the insurance carrier designated by the Company to establish certain costs associated with providing benefits under this Plan. Such examination shall remain confidential among the Participant, the physician, the insurance carrier and the Company.

ARTICLE IV.  ADMINISTRATION
             --------------

          4.01 COMMITTEE. The Committee shall have full power and authority to interpret, construe and administer this Plan, to adopt appropriate procedures, and to make all decisions necessary or proper to carry out the terms of the Plan. The Committee's interpretation and construction hereof, and actions hereunder, including any determination of benefit amount or designation of the person to receive supplemental payments, shall be binding and conclusive on all persons for all purposes. The timetable and procedure for notice of denial of benefit claims and for hearing on review of such denial shall be as set forth in Article XII of the Retirement Plan, and the Committee shall make such final review and decision. The Company's corporate secretary shall act as the Committee's agent in administering this Plan. Neither the Company, nor its officers, employees, directors or Committee, nor any member thereof, shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan.

          4.02 COMPANY. The Company, by action of the Board of Directors, reserves the exclusive right to amend, modify, or terminate this Plan in whole or in part without notice to any Participant. Any such termination, modification or amendment shall not terminate nor diminish any rights or benefits accrued by any Participant or surviving beneficiary prior thereto.


ARTICLE V.  GENERAL PROVISIONS
            ------------------

          5.01 NO EFFECT ON EMPLOYMENT. This Plan shall not be deemed to give any Participant or other person in the employ of the Company any right to be retained in the employment of the Company, or to interfere with the right of the Company to terminate any Participant or such other person at any time and to treat him without regard to the effect which such treatment might have upon him as a Participant in the Plan.

          5.02 LEGALLY BINDING. The rights, privileges, benefits and obligations under this Plan are intended to be legal obligations of the Company and binding upon the Company, its successors and assigns. The Company agrees it will not be a party to any merger, consolidation or reorganization, unless and until its obligations hereunder shall be expressly assumed by its successor or successors. Notwithstanding any of the provisions of the Plan to the contrary, upon a change of control each Participant shall be entitled to receive any Plan benefits, as determined in accordance with the terms and conditions of payment set forth in Articles II and III. For purposes of this 5.02, a "change of control" shall mean a change of control of the Board of Directors or a change in the power to effect such a change of control as a result of: (a) a contest for the control of the Company, (b) the consolidation of the Company with, or merger of the Company into, another company, without the consent of the Board, (c) the acquisition of the Company, a controlling interest in the Company or all or substantially all of the assets of the Company by another company without the consent of the Board, or
(d) the cessation of the corporate existence of the Company or failure to continue such existence in full force and effect as a result of any circumstances or event.

          5.03 NO TRANSFER OF BENEFITS. The interest of any Participant or beneficiary under this Plan shall not be transferred or transferrable, voluntarily or by operation of law, by assignment, anticipation, hypothecation, pledge or other encumbrance, or by garnishment, attachment, levy, seizure or other execution, or by insolvency, receivership, bankruptcy or other debtor proceeding.

          5.04 DISCLOSURE TO PARTICIPANTS. Each Participant shall receive a copy of this Plan, a copy of any written procedures for administering the Plan, any amendments to the Plan or procedures, and an annual statement of benefits over the signature of the president.

          5.05 ADOPTION. This Plan was approved by resolution of the Board of Directors at a regular meeting on April 16, 1981, to be effective as of January 1, 1981. Amendments shall take effect as specified in the implementing Board resolution.

                               1994 APPENDIX
                                    TO
                       NORTHWEST NATURAL GAS COMPANY
               EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME PLAN
                       (Effective January 1, 1981)*
                     *As Republished:  January 1, 1994


          1. EARLY RETIREMENT REDUCTION PERCENTAGE. The reduction percentage for early retirement supplemental payments under Plan 2.02-3 shall be:

                          Percentage of Normal Retirement
                                 Supplement Payable
                    --------------------------------------------
                             (a)                      (b)
                        1986 Schedule            1994 Schedule
                      -----------------       ------------------
                     For termination of       For termination of
Age When Early         employment from         employment on or
Payments Start       1/1/86 to 12/30/93         after 12/31/93
--------------       ------------------       ------------------
     55                      52%                      67%
     56                      60%                      72%
     57                      68%                      77%
     58                      76%                      82%
     59                      84%                      87%
     60                      90%                      92%
     61                      96%                      96%
    62-64                   100%                     100%

          2. DISABILITY RETIREMENT REDUCTION PERCENTAGE. For disability retirement supplemental payments starting from age fifty-five (55) to sixty-four (64), the reduction shall be the percentage for the applicable starting age under the early retirement table in 1 above.

          For disability retirement supplemental payments starting before age fifty-five (55), the reduction shall be:

               (a) the percentage determined by reducing the percent at age fifty-five (55) by eight percent (8%) for each year of age less than fifty-five (55), until the percentage for the starting age is derived; or

               (b)  the percentage used to determine the
actuarial equivalent of the early retirement allowance under the Retirement Plan if the Retirement Plan benefit is calculated by that method under Retirement Plan 8.03-2.

          3.   FUTURE CHANGES IN RETIREMENT PLAN 7.02-2 OR 8.03.
The foregoing is based on Retirement Plan 7.02-2 and 8.03 as in effect on January 1, 1994, including deletion from

7.02-2 of the prior "Born After 1954" provisional schedule (b) (which never has been used) retroactive to January 1, 1989. If the reduction factors for either section of the Retirement Plan should be changed, this Plan shall be deemed amended to incorporate by reference the changed reduction factors under the Retirement Plan, without further amendment to this Plan.

                                  - 12 -
sak|ex-10b.wpd